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                                                                    EXHIBIT 10.2



                          MUTUAL RESCISSION AGREEMENT

               NeoTherapeutics, Inc., 157 Technology Drive, Irvine, California, 92618, hereinafter referred to as the "Company," and Stonestreet Limited Partnership, c/o Canaccord Capital Corporation, 320 Bay Street, Suite 1300, Toronto, Ontario M5H 4A6, Canada, hereinafter referred to as "Investor" (collectively, the "Parties") agree as follows:

                          CONSENT TO PARTIAL RESCISSION

               1. The Parties hereby consent and agree to rescind the purchase of 400,000 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), pursuant to that certain Securities Purchase Agreement between them, dated as of June 7, 2002 (the "Securities Purchase Agreement"), which Securities Purchase Agreement provided for the purchase of
(i) 1,935,483 shares of Common Stock and (ii) a warrant to purchase up to 193,548 shares of Common Stock (the "Warrant") at an exercise price of $0.275 per share, for a total purchase price of $450,000. A copy of the Securities Purchase Agreement is attached hereto and incorporated herein by reference.

                             RETURN OF CONSIDERATION

               2. On the date hereof, Investor shall return to the Shares to the Company by electronic transfer to the account set forth below through the Deposit Withdrawal Agent Commission System:

                      DTC No.:
                               ------------------------------------
                      Account No.: n/a
                                   --------------------------------
                      Reference:   U.S. Stock Transfer Corporation
                                   --------------------------------

               3. On the date hereof, the Company shall return Investor's payment of $0.2325 per Share for a total of $93,000 by wire transfer to pursuant to the following wire transfer instructions:

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               4. As additional consideration for the payment by the Company set forth in Section 3 above, effective upon the execution hereof, the Warrant is hereby amended so that the Warrant may not be exercised before December 8, 2002. Promptly after the date hereof, the Investor shall return the Warrant to the Company and the Company shall issue to the Investor a new warrant reflecting this amendment.



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                                  MISCELLANEOUS

               5. Except as set forth above, the rights and obligations of the Parties under the Securities Purchase Agreement and the Warrant shall remain in full force and effect. Delivery of an executed copy of a signature page to this Mutual Rescission Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Mutual Rescission Agreement and shall be effective and enforceable as the original. This Mutual Rescission Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Mutual Rescission Agreement shall be governed and construed in accordance with the internal laws of the State of California without giving effect to the conflicts of law principles thereunder.

               Executed on July 25, 2002.

                                      NEOTHERAPEUTICS, INC.


                                      By: /s/Samuel Gulko
                                          --------------------------------------
                                      Name: Samuel Gulko
                                            ------------------------------------
                                      Title: Senior V.P. Finance and CFO
                                             -----------------------------------

                                      STONESTREET LIMITED PARTNERSHIP


                                      By: /s/M. Finkelstein
                                          --------------------------------------
                                      Name:  Michael Finkelstein
                                             -----------------------------------
                                      Title: President
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